EX-28.h.22.i.

AMENDMENT NO. 8 TO FUND PARTICIPATION AGREEMENT

This Amendment No. 8 dated May 1, 2013, is between Nationwide Financial Services, Inc., on behalf of its subsidiaries listed on Exhibit A (collectively, “NFS”); Nationwide Fund Advisors (“NFA”), which serves as adviser; and Nationwide Fund Distributors LLC (“NFD,” and collectively with NFA, “Nationwide”), which serves as distributor to the Nationwide Variable Insurance Trust (the “Trust”) with respect to its series of shares of beneficial interest (each a “Fund,” and collectively the “Funds”). This Amendment amends the Fund Participation Agreement dated May 2, 2005.

WHEREAS, for purposes of clarification, the parties mutually desire to amend Exhibit C to the Agreement.

NOW, THEREFORE, NFS and Nationwide mutually agree as follows:

1.	Exhibit C is deleted in its entirety and replaced with the Exhibit C attached hereto.

2.	All other terms and conditions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the day and year first above written.

NATIONWIDE FINANCIAL SERVICES, INC.

By:	Steven D. Pierce
Title:	Associate Vice President, NIA Operations and Third Party Relations

NATIONWIDE FUND ADVISORS

By:	Lee T. Cummings
Title:	SVP Mutual Fund Administration

NATIONWIDE FUND DISTRIBUTORS LLC

By:	Lee T. Cummings
Title:	SVP Mutual Fund Administration

EXHIBIT C

NVIT Funds	Total Service Fee		12b-1 Fee	Admin Service Fee	Revenue Sharing
Single Manager Funds:
American Century NVIT Growth Fund Class I	35		—	15	20
American Century NVIT Growth Fund Class II	40		25	15	—
American Century NVIT Growth Fund Class IV	35		—	15	20
NVIT Nationwide Fund Class I	35		—	15	20
NVIT Nationwide Fund Class II	50		25	15	10
NVIT Nationwide Fund Class III	35		—	15	20
NVIT Nationwide Fund Class IV	35		—	15	20
American Funds NVIT Asset Allocation Fund Class II	50		25	25	—
American Funds NVIT Bond Fund Class II	50		25	25	—
American Funds NVIT Global Growth Fund Class II	50		25	25	—
American Funds NVIT Growth Fund Class II	50		25	25	—
American Funds NVIT Growth-Income Fund Class II	50		25	25	—
NVIT Bond Index Fund Class II	40		25	15	—
NVIT Bond Index Fund Class Y	10	[1]	—	—	10
NVIT International Index Fund Class II	40		25	15	—
NVIT International Index Fund Class VI	40		25	15	—
NVIT International Index Fund Class VIII	55		40	15	—
NVIT International Index Fund Class Y	10	[1]	—	—	10
NVIT Mid Cap Index Fund Class I	25	*	—	15	10	*

	* For Products launched before 11-1-97, 35 Total Basis Points per annum and 15 bps Revenue Sharing
NVIT Mid Cap Index Fund Class II	40		25	15	—
NVIT Mid Cap Index Fund Class III	15		—	15	—
NVIT Mid Cap Index Fund Class Y	10	[1]	—	—	10
NVIT S&P 500 Index Fund Class I	27	[2]	—	15	12
NVIT S&P 500 Index Fund Class II	47	[3]	25	15	7
NVIT S&P 500 Index Fund Class IV	10		—	10	—
NVIT S&P 500 Index Fund Class Y	10	[1]	—	—	10
NVIT Small Cap Index Fund Class II	47	[3]	25	15	7
NVIT Small Cap Index Fund Class Y	10	[1]	—	—	10
Federated NVIT High Income Bond Fund Class I	35		—	15	20
Federated NVIT High Income Bond Fund Class III	35		—	15	20
NVIT Developing Markets Fund Class I	35		—	15	20
NVIT Developing Markets Fund Class II	50		25	15	10
NVIT Emerging Markets Fund Class I	35		—	15	20
NVIT Emerging Markets Fund Class II	50		25	15	10
NVIT Emerging Markets Fund Class III	35		—	15	20
NVIT Emerging Markets Fund Class VI	50		25	15	10
NVIT International Equity Fund Class I	35		—	15	20
NVIT International Equity Fund Class II	50		25	15	10
NVIT International Equity Fund Class III	35		—	15	20
NVIT International Equity Fund Class VI	50		25	15	10
Invesco NVIT Comstock Value Fund Class I	35		—	15	20
Invesco NVIT Comstock Value Fund Class II	50		25	15	10
Invesco NVIT Comstock Value Fund Class IV	35		—	15	20
NVIT Multi Sector Bond Fund Class I	35		—	15	20
NVIT Real Estate Fund Class I	25		—	15	10
NVIT Real Estate Fund Class II	50		25	15	10

NVIT Funds	Total Service Fee		12b-1 Fee	Admin Service Fee	Revenue Sharing
Neuberger Berman NVIT Socially Responsible Fund Class I	20		—	5	15
Neuberger Berman NVIT Socially Responsible Fund Class II	29	[4]	9	5	15
Neuberger Berman NVIT Socially Responsible Fund Class Y	15	[1]	—	—	15
Neuberger Berman NVIT Multi Cap Opportunities Fund Class I	25		—	15	10
Neuberger Berman NVIT Multi Cap Opportunities Fund Class II	35		25	—	10
NVIT Core Plus Bond Fund Class I	25		—	15	10
NVIT Core Plus Bond Fund Class II	50		25	15	10
NVIT Core Plus Bond Fund Class Y	10	[1]	—	—	10
NVIT Enhanced Income Fund Class II	50		25	15	10
NVIT Enhanced Income Fund Class Y	10	[1]	—	—	10
NVIT Government Bond Fund Class I	35		—	15	20
NVIT Government Bond Fund Class II	50		25	15	10
NVIT Government Bond Fund Class III	35		—	15	20
NVIT Government Bond Fund Class IV	35		—	15	20
NVIT Money Market Fund Class I	40		—	15	25
NVIT Money Market Fund Class IV	30		—	15	15
NVIT Money Market Fund Class V	35		—	10	25
NVIT Money Market Fund Class II	55		25	15	15
NVIT Money Market Fund Class Y	25	[1]	—	—	25
NVIT Short Term Bond Fund Class I	25		—	15	10
NVIT Short Term Bond Fund Class II	50		25	15	10
NVIT Short Term Bond Fund Class Y	10	[1]	—	—	10
NVIT Core Bond Fund Class I	25		—	15	10
NVIT Core Bond Fund Class II	50		25	15	10
NVIT Core Bond Fund Class Y	10	[1]	—	—	10
American Century NVIT Multi Cap Value Fund Class I	40		—	25	15
American Century NVIT Multi Cap Value Fund Class II	57	[5]	17	25	15
American Century NVIT Multi Cap Value Fund Class Y	15	[1]	—	—	15
Oppenheimer NVIT Large Cap Growth Fund Class I	25		—	15	10
Oppenheimer NVIT Large Cap Growth Fund Class II	50		25	15	10
Oppenheimer NVIT Large Cap Growth Fund Class Y	10	[1]	—	—	10
Templeton NVIT International Value Fund Class I	35		—	15	20
Templeton NVIT International Value Fund Class II	60		25	15	20
Templeton NVIT International Value Fund Class III	35		—	15	20
Templeton NVIT International Value Fund Class VI	60		25	15	20
Templeton NVIT International Value Fund Class Y	20	[1]	—	—	20
Loring Ward NVIT Moderate Fund Class II	45		25	15	5
Loring Ward NVIT Moderate Fund Class P	30		25	—	5
Loring Ward NVIT Capital Appreciation Fund Class II	45		25	15	5
Loring Ward NVIT Capital Appreciation Fund Class P	30		25	—	5

Nationwide Multi-Manager Funds:
NVIT Multi-Manager International Value Fund Class I	35		—	15	20
NVIT Multi-Manager International Value Fund Class II	50		25	15	10
NVIT Multi-Manager International Value Fund Class III	35		—	15	20
NVIT Multi-Manager International Value Fund Class IV	35		—	15	20
NVIT Multi-Manager International Value Fund Class VI	50		25	15	10
NVIT Multi-Manager International Value Fund Class Y	10	[1]	—	—	10
NVIT Multi-Manager Small Cap Growth Fund Class I	35		—	15	20
NVIT Multi-Manager Small Cap Growth Fund Class II	50		25	15	10
NVIT Multi-Manager Small Cap Growth Fund Class III	35		—	15	20

NVIT Funds	Total Service Fee		12b-1 Fee	Admin Service Fee	Revenue Sharing
NVIT Multi-Manager Small Cap Growth Fund Class Y	10	[1]	—	—	10
NVIT Multi-Manager Small Cap Value Fund Class I	35		—	15	20
NVIT Multi-Manager Small Cap Value Fund Class II	50		25	15	10
NVIT Multi-Manager Small Cap Value Fund Class III	35		—	15	20
NVIT Multi-Manager Small Cap Value Fund Class IV	35		—	15	20
NVIT Multi-Manager Small Cap Value Fund Class Y	10	[1]	—	—	10
NVIT Multi-Manager Small Company Fund Class I	35		—	15	20
NVIT Multi-Manager Small Company Fund Class II	50		25	15	10
NVIT Multi-Manager Small Company Fund Class III	35		—	15	20
NVIT Multi-Manager Small Company Fund Class IV	35		—	15	20
NVIT Multi-Manager Small Company Fund Class Y	10	[1]	—	—	10
NVIT Multi-Manager Large Cap Growth Fund Class I	35		—	15	20
NVIT Multi-Manager Large Cap Growth Fund Class II	60		25	15	20
NVIT Multi-Manager Large Cap Growth Fund Class Y	20	[1]	—	—	20
NVIT Multi-Manager Large Cap Value Fund Class I	35		—	15	20
NVIT Multi-Manager Large Cap Value Fund Class II	60		25	15	20
NVIT Multi-Manager Large Cap Value Fund Class Y	20	[1]	—	—	20
NVIT Multi-Manager Mid Cap Growth Fund Class I	27		—	7	20
NVIT Multi-Manager Mid Cap Growth Fund Class II	51	[6]	24	7	20
NVIT Multi-Manager Mid Cap Growth Fund Class Y	20	[1]	—	—	20
NVIT Multi-Manager Mid Cap Value Fund Class I	35		—	15	20
NVIT Multi-Manager Mid Cap Value Fund Class II	46		25	1	20
NVIT Multi-Manager Mid Cap Value Fund Class Y	20	[1]	—	—	20
NVIT Multi-Manager International Growth Fund Class I	35		—	15	20
NVIT Multi-Manager International Growth Fund Class II	60		25	15	20
NVIT Multi-Manager International Growth Fund Class III	35		—	15	20
NVIT Multi-Manager International Growth Fund Class VI	60		25	15	20
NVIT Multi-Manager International Growth Fund Class Y	20	[1]	—	—	20

Cardinal Fund of Funds (“NVIT Cardinal Funds”):
NVIT Cardinal Aggressive Fund Class I	18		—	5	13
NVIT Cardinal Aggressive Fund Class II	27	[7]	9	5	13
NVIT Cardinal Balanced Fund Class I	18		—	5	13
NVIT Cardinal Balanced Fund Class II	27	[7]	9	5	13
NVIT Cardinal Capital Appreciation Fund Class I	18		—	5	13
NVIT Cardinal Capital Appreciation Fund Class II	27	[7]	9	5	13
NVIT Cardinal Conservative Fund Class I	18		—	5	13
NVIT Cardinal Conservative Fund Class II	27	[7]	9	5	13
NVIT Cardinal Moderate Fund Class I	18		—	5	13
NVIT Cardinal Moderate Fund Class II	27	[7]	9	5	13
NVIT Cardinal Moderately Aggressive Fund Class I	18		—	5	13
NVIT Cardinal Moderately Aggressive Fund Class II	27	[7]	9	5	13
NVIT Cardinal Moderately Conservative Fund Class I	18		—	5	13
NVIT Cardinal Moderately Conservative Fund Class II	27	[7]	9	5	13
NVIT Cardinal Managed Growth Fund Class II	35	[8]	20	15	0
NVIT Cardinal Managed Growth and Income Fund Class II	35	[8]	20	15	0

ID Fund of Funds (“NVIT Investor Destinations Funds”):
NVIT Investor Destinations Aggressive Fund Class II	40		25	15	—
NVIT Investor Destinations Aggressive Fund Class VI	40		25	15	—

NVIT Funds	Total Service Fee	12b-1 Fee	Admin Service Fee	Revenue Sharing
NVIT Investor Destinations Aggressive Fund Class P	25	25	0	0
NVIT Investor Destinations Conservative Fund Class II	40	25	15	—
NVIT Investor Destinations Conservative Fund Class VI	40	25	15	—
NVIT Investor Destinations Conservative Fund Class P	25	25	0	0
NVIT Investor Destinations Moderate Fund Class II	40	25	15	—
NVIT Investor Destinations Moderate Fund Class VI	40	25	15	—
NVIT Investor Destinations Moderate Fund Class P	25	25	0	0
NVIT Investor Destinations Moderately Aggressive Fund Class II	40	25	15	—
NVIT Investor Destinations Moderately Aggressive Fund Class VI	40	25	15	—
NVIT Investor Destinations Moderately Aggressive Fund Class P	25	25	0	0
NVIT Investor Destinations Moderately Conservative Fund Class II	40	25	15	—
NVIT Investor Destinations Moderately Conservative Fund Class VI	40	25	15	—
NVIT Investor Destinations Moderately Conservative Fund Class P	25	25	0	0
NVIT Investor Destinations Balanced Fund Class II	40	25	15	—
NVIT Investor Destinations Balanced Fund Class VI	40	25	15	—
NVIT Investor Destinations Balanced Fund Class P	25	25	0	0
NVIT Investor Destinations Capital Appreciation Fund Class II	40	25	15	—
NVIT Investor Destinations Capital Appreciation Fund Class VI	40	25	15	—
NVIT Investor Destinations Capital Appreciation Fund Class P	25	25	0	0
NVIT Investor Destinations Managed Growth Fund Class II	40	25	15	0
NVIT Investor Destinations Managed Growth and Income Fund Class II	40	25	15	0
2003 New VA/VL Menus:
NVIT Multi-Sector Bond Fund Class I	40	—	15	25
Federated NVIT High Income Bond Fund Class I	40	—	15	25
Class IV Shares of specific NVIT funds (Provident Distribution Only):
NVIT S&P 500 Index Fund	10	—	10	—
NVIT Money Market Fund	30	—	15	15
457 and 401(k):
Equity Funds	40	—	15	25
Fixed Income	35	—	15	20
NVIT Money Market Fund	40	—	15	25

[1]

Nationwide shall pay a Service Fee at the rate specified, multiplied by the average daily net assets of Class Y shares that are held by the NVIT Cardinal Funds. Nationwide shall pay no Service Fee with respect to Class Y shares that are held by the NVIT Investor Destinations Funds.

[2]	The Total Service Fee actually payable is 0.20% due to the contractual waiver by NFS of 0.07% of Administrative Services Fees through at least May 1, 2014.
[3]	The Total Service Fee actually payable is 0.40% due to the contractual waiver by NFS of 0.07% of Administrative Services Fees through at least May 1, 2014.
[4]	The Total Service Fee reflects a waiver by NFD of 0.16% of 12b-1 fee through at least May 1, 2014.
[5]	The Total Service Fee reflects a waiver by NFD of 0.08% of 12b-1 fee through at least May 1, 2014.
[6]	The Total Service Fee reflects a waiver by NFD of 0.01% of 12b-1 fee through at least May 1, 2014.
[7]	The Total Service Fee reflects a waiver by NFD of 0.16% of 12b-1 fee through at least May 1, 2014.
[8]	The Total Service Fee reflects a waiver by NFD of 0.05% of 12b-1 fee through at least May 1, 2014.